UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21055

T. Rowe Price Institutional Income Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2014

Item 1. Report to Shareholders

Institutional Floating Rate Fund	May 31, 2014

Highlights
  The bank loan market generated solid gains for the 12-month period ended May 31, 2014, powered by strong demand for investments that generate above-average yield.

  Returns for the Institutional Floating Rate Fund modestly lagged its benchmark, the S&P/LSTA Performing Loan Index, in the 6- and 12-month periods.

  The fundamental underpinnings of companies in the loan universe remain sound, there is ample liquidity in the market, and default expectations are modest, all of which are positive for the asset class.

  We believe that leveraged loans offer investors a compelling blend of above-average current income and low sensitivity to interest rate fluctuations.

The views and opinions in this report were current as of May 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Floating Rate Fund

Dear Investor

Floating rate loans generated solid gains in our annual reporting period ended May 31, 2014. The overall environment for bank debt remained favorable due to low default expectations, abundant liquidity, and improving corporate balance sheets. Your fund generated steady, above-average income, maintained a relatively stable share price amid bouts of interest rate volatility, and benefited from strong investor demand. In general, the fundamentals of loan issuers have steadily improved. Over the course of the year, strong demand has enabled companies to refinance their outstanding loans, which has reduced their debt-service costs and extended maturity dates. Underwriters have also succeeded in relaxing investor protections on new offerings, leaving lenders with fewer protections than we like to see. As a result, we remain very selective about the loans we purchase.

Portfolio Performance

The Institutional Floating Rate Fund generated steady, solid returns for the 6- and 12-month periods ended May 31, 2014. However, our results modestly lagged the benchmark S&P/LSTA Performing Loan Index. The fund is focused on bank loans and corporate bonds in the higher-quality tiers of the below investment-grade universe; we primarily invest in BB and B rated loans. Credit selection contributed positively to relative performance. Over the past six months, we have been finding some of the best value in lower-rated loans, and we have increased our exposure in the CCC and below quality bucket to a benchmark neutral allocation. Results for the fund’s F Class shares varied slightly, reflecting their different fee structure, asset flows, and other factors.

The fund maintained its high allocation to traditional loan structures with solid covenants and first priority on assets. We typically avoid smaller, less-liquid loans. Every industry group in the fund and the benchmark generated positive absolute performance over the 12-month reporting period, and credit selection provided a strong positive contribution to relative returns, especially in the services, cable operators, health care, and building products industries. However, credit selection detracted in the broadcasting and gaming segments. Sector allocation decisions were mostly neutral in our comparison with the loan index, and short-term holdings were the largest drag on relative performance. We maintain a reserves position in order to make opportunistic purchases, for day-to-day operations, and to meet redemptions.

Over the past year, the fund’s share price was very stable, but it declined $0.01 in the last six months. Dividend income, as shown in the Portfolio Characteristics table, totaled $0.22 since the end of November and was a penny more than in the prior six-month period. At the end of May, the fund’s 3.83% 30-day SEC yield was slightly lower than it was six months earlier. Capital appreciation, which had been a significant component in the portfolio’s return in prior reporting periods, proved elusive as many of the loans that we owned were already trading close to par value. In the near term, we believe there will be fewer opportunities to generate capital appreciation.

Market Environment

The U.S. economy steadily expanded in the back half of 2013, and long-term Treasury yields rose in tandem. However, when the economy faltered in the first quarter of 2014, it pushed long-term Treasury yields lower. The 10-year Treasury bond yield, which spiked to a multiyear high of 3.03% at the end of December, retreated to 2.48% at the end of our reporting period. A slowdown in Chinese manufacturing activity, weaker domestic economic growth, and Russia’s incursion into Ukraine each fueled the flight-to-quality trade and led to volatility in global markets this year. Overall, the loan market, with its shorter-duration characteristics, held up well in the face of the vacillating global economic and geopolitical trends.

Over the past 12 months, the performance of companies in the bank loan universe has remained strong, and the overall environment for loan investing stayed positive. Our forecast a year ago was for coupon-like returns because loan prices had run up to near par value and there was little room left for capital appreciation—a call that proved to be accurate. At the end of the reporting period, the weighted average loan in the S&P/LSTA Performing Loan Index traded at $99.52, less than 1% below par value. Although loan mutual fund inflows were steady for most of our fiscal year, the trend reversed for several weeks near the end of the reporting period. A series of weaker-than-expected U.S. economic reports, uncertainty about the timing of Fed rate hikes, and emerging markets concerns weighed on sentiment at times, but monthly bank loan returns were consistently positive for the last nine months of our fiscal year.

According to J.P. Morgan, $262 billion of new issue loans have come to the market in 2014 through May, a significant slowdown from the record-setting $361 billion at this point last year. It is unlikely that new issuance of leveraged loans in 2014 will match the record high of $670 billion for all of 2013. However, demand for new issues has remained robust despite generally poor deal structures, including low coupons, weak covenants, and limited call protection. Because the value in much of the new issuance has deteriorated, we have only participated in about 30% of this year’s offerings as we remain very selective about the new issuance we purchase.

As the first quarter came to a close, Energy Future Holdings, known as TXU—a massive Texas-based power producer—announced that it would skip its April 1 coupon payment and use the 30-day grace period to explore restructuring options. The company subsequently filed for bankruptcy, the largest loan default on record, at the end of April. The default caused a spike in the loan market’s default rate but from a historically low level. However, the market’s reaction was muted because the event was widely telegraphed, and investors expected this highly leveraged issuer to restructure its complex balance sheet. Excluding TXU, we still believe the broader market should post a relatively benign default rate in 2014. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Risk Management: A Key Component of Our Strategy

Before discussing portfolio activity for the period under review, we would like to inform shareholders about some fundamental changes that have occurred in the fixed income markets in recent years. The markets were particularly volatile at the beginning of the fund’s fiscal year as investors began to consider the ramifications of a scale-back in the Fed’s quantitative easing program and a potential rise in interest rates. The volatility subsided, but it highlighted the importance of sound risk management.

Because of this evolving environment, T. Rowe Price is taking steps to ensure that our funds function smoothly during transitional periods as the Fed makes policy changes that are likely to affect the direction of interest rates. These steps include assessing the liquidity of our portfolios, conducting stress tests that take various market scenarios into consideration, evaluating risk management strategies to determine appropriate actions, and taking other measures to ensure the continuing smooth operation of our portfolios. We do not believe that your fund will be adversely affected by the conditions we have just mentioned, but we want to inform our shareholders that we are aware of the changing market environment and are monitoring it closely.

Portfolio Review

Most of our companies are performing well, and we have maintained a focus on higher-quality securities. At the end of the reporting period, more than 90% of the portfolio was invested in securities rated split B or higher (including short-term holdings). During the last six months, we made only minor adjustments to our credit quality allocations. The most significant change was an increase in our CCC rated holdings. We ended the reporting period with benchmark-neutral allocation across our credit quality exposures in large part because of the low default rate environment, which we expect will continue for the next 12 to 18 months, and the strong technical and fundamental backdrop for the asset class. In our effort to generate above-average income, we would rather own CCC rated loans in stronger, higher-conviction credits than buy loans in a higher-rated but weaker company. We are also finding good value and have added to our exposure in CCC rated high yield bonds that are likely to be retired at their first call date. In addition to generating good yield, these fixed rate bonds are generally very liquid securities, further enhancing their appeal. Over the past 12 months, security selection was the primary driver of the portfolio’s relative performance.

From an industry perspective, the best contributors in our fiscal year were the services, cable operators, and health care segments. Short-term holdings were the portfolio’s largest drag on relative performance, followed by the gaming and broadcasting industry groups. Within the services segment, we own a large position in First Data, the country’s largest credit card transaction processor. The company should continue to benefit from expanding economic growth and improvement in consumer discretionary spending. It refinanced a large portion of its outstanding debt, significantly extended its loan maturities, and has retired several of its subordinate securities. Shortly after the end of our reporting period, First Data received a substantial equity injection, which will be used to further deleverage the company. The cumulative effect of paying down and refinancing debt will enable First Data to free up additional cash flow for other purposes, including further deleveraging.

One of our large additions in the past 12 months and strongest contributors for the year was Kronos. The company primarily is involved with human resource and payroll software systems that improve workforce efficiency. Its cloud-based payroll, attendance, and resource tracking systems are all scalable. Kronos is generating steady revenue growth and solid margins and cash flow. It has a good business model and substantial market share as exemplified in its diverse customer base and high retention rates. The company should benefit from the implementation of the Affordable Care Act through increased demand for tracking full- and part-time employee hours and benefits. Our exposure to this issuer consists of first-lien loans and higher-yielding second-lien loans. We like Kronos for its strong growth and its potential to benefit from the health care reform act.

In the cable industry, Altice, an Israel-based company, was a strong absolute and relative performance contributor. Altice is a cable, wireless, wireline, Internet, and video provider with a presence in several European countries and emerging markets. It has benefited from the positive merger and acquisition (M&A) trend, which we think will continue to be a catalyst for our market. In our view, the cable industry is poised to benefit from ongoing consolidation, and we have a significant overweight to the industry. Altice remains a major portfolio holding and reflects our increasingly global focus—a trend that we expect will continue to be a powerful performance driver. We bought Altice’s loans at a six-point discount to par, and the loans yield LIBOR plus 450 basis points (4.50%) with a 1% LIBOR floor. Altice is also a majority shareholder of Numericable, a leading French cable and Internet provider. Numericable was also a top contributor for the year. We own Numericable’s BB rated loans, which are at the top of the company’s capital structure and yield 4.5%. Our credit and equity analysts have favorable ratings on both companies, which are top 25 holdings in your portfolio.

Our health care holdings were good absolute performers and strong relative contributors for the year. The sector is widely viewed as having many solid, high-quality companies that offer good asset coverage. Because that view is widely held within the market, many of the issues have been bid up, offer low yields, and lack relative value. We are underweight the segment, which aided relative returns. One issuer that we think holds superior value is Community Health Systems, the largest for-profit hospital operator in the U.S. The company recently issued loans to acquire Health Management Associates. Those loans have a LIBOR plus 3.25% coupon, a 1% floor, and were offered at a small discount for an aggregate yield of about 5.25%. We think the company has strong asset value, and the M&A transaction, in our view, is a good strategic move that will grow the franchise and expand its hospital base. We liked the deal enough to make Community Health a top 10 portfolio holding.

Although credit selection hurt our performance comparison with the benchmark in gaming and broadcasting, both segments generated good absolute performance. We have been underweight in the gaming space, and we’ve tended to own the safer, high-quality loans. The timing of our investment in gaming operator Caesars Entertainment hurt relative performance. The company, which is highly leveraged and has a complex capital structure, represents a large position in the index. We have been underweight, but we recently invested in relatively safe securities within its capital structure. Clear Channel Communications was again a top absolute performance contributor but a relative performance detractor because we have remained underweight versus the benchmark. Like Caesars, the broadcasting company is highly leveraged. Our below-benchmark allocation is predicated on concerns about its ability to refinance its outstanding loans and the possibility that it may be forced to file for bankruptcy protection. The loans rallied after a refinancing transaction that extended a large portion of Clear Channel’s loans to 2019, affording the company more time to grow into the current capital structure or pursue a more expansive restructuring.

Our largest absolute detractor over the last 12 months was Getty Images. The Seattle-based stock photo agency is one of the leading suppliers for the advertising, publishing, and corporate markets. The company is a longtime holding that had performed well due to its steady earnings and free cash flow. However, in the fourth quarter of 2013, the company was taken private in a leveraged buyout. We purchased loans offered as part of that transaction. Since then, however, the company has faced serious competitive challenges. Shutterstock, a similarly focused Internet rival, has made significant inroads via lower pricing, and it is taking market share from Getty. In collaboration with our credit and equity analysts, we decided that the dynamics in the segment had changed and Getty’s prospects could deteriorate further, prompting us to exit our position at a loss.

Outlook

Our outlook for the loan market has changed very little since we penned our semiannual report six months ago. We remain encouraged by the fundamental and technical strength underpinning the bank debt market and believe that loans represent compelling value versus other fixed income alternatives. The low default environment is a testament to the strength of the companies in our market, creating an attractive yield spread for the asset class. If, as we expect, economic growth improves in the second half of 2014, it will create an additional tailwind for our companies. Although there is the potential for a seasonal/summertime slowdown, we remain positive on the longer-term prospects for the asset class.

Leveraged loans have become increasingly attractive for investors looking to add yield and who want to own a low-duration asset. Excluding TXU, we see little reason for default rates in the loan market to rise above 2% in the next 18 months, which is well below the 3.2% long-term average. The companies in the asset class continue to improve, as evidenced in the deleveraging of corporate balance sheets and cash flow generation. New issue supply is still very robust, and the market is backed by solid demand for higher-yielding products. Strategic M&A is another positive for our companies. Many industries are rationalizing costs and operations to generate efficiencies, which boosts revenues, earnings, and cash flow growth.

The Federal Reserve is on track to begin raising short-term interest rates in mid-2015. As we get closer to that date, the focus on our asset class is likely to increase, and investor demand should improve as the resetting feature of loans becomes a focus again.

We view floating rate loans as an excellent asset class for diversification and a hedge against inflation and rising interest rates. T. Rowe Price has invested substantial resources in our credit research efforts, and we are privileged to work with a talented team of professionals around the world to uncover opportunities for our shareholders.

As always, we will continue to work diligently on your behalf. Thank you for your support and confidence in T. Rowe Price.

Paul M. Massaro
Chairman of the fund’s Investment Advisory Committee

June 12, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Investing in Floating Rate Loan Funds

Floating rate loans are subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a issuer will default (fail to make timely payments of interest or principal), and liquidity risk, the chance that the fund may not be able to sell loans or securities at desired prices, potentially reducing the fund’s income level and share price. Like bond funds, this fund is exposed to interest rate risk, but credit and liquidity risks may often be more important.

The loans in which the fund invests are often referred to as “leveraged loans” because the borrowing companies have significantly more debt than equity. In many cases leveraged loans are issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Companies issuing leveraged loans typically have a below investment-grade credit rating or may not be rated by a major credit rating agency. Leveraged loan funds could have greater price declines than funds that invest primarily in high-quality bonds, so the securities are usually considered speculative investments.

Glossary

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a one-year duration would fall about 1% in response to a one-percentage-point rise in interest rates, and vice versa.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

S&P/LSTA Performing Loan Index: A benchmark that tracks the performance of the leveraged loan market.

Weighted average maturity: A measure of a fund’s interest rate sensitivity—in general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Floating Rate Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights T. Rowe Price Institutional Floating Rate Fund

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Institutional Floating Rate Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Floating Rate Fund
May 31, 2014

(Amounts in 000s, except market price)

SWAPS 0.0%

	Notional Amount	Market Value	Upfront Premiums Paid/(Received)**	Unrealized Gain (Loss)
BILATERAL SWAPS 0.0%				
Credit Default Swaps, Protection Sold 0.0%				
Barclays, Protection Sold (Relevant Credit: Clear Channel Communications 6.875%, 6/15/18, $96.50*), Receive 5.00%, Pay upon credit default, 6/20/17	2,025	$ (123)	$ (94)	$ (29)
Citibank, Protection Sold (Relevant Credit: Clear Channel Communications 6.875%, 6/15/18 $96.50*), Receive 5.00%, Pay upon credit default, 6/20/17	3,800	(231)	(150)	(81)
Deutsche Bank, Protection Sold (Relevant Credit: Clear Channel Communications 6.875% 6/15/18, $96.50*), Receive 5.00%, Pay upon credit default, 3/20/15	3,250	49	0	49
Goldman Sachs, Protection Sold (Relevant Credit: MBIA Inc. corporate A-^), Receive 5.00% Pay upon credit default, 3/20/15	3,525	32	7	25
Total Bilateral Credit Default Swaps Protection Sold			**(237)**	**(36)**
Total Bilateral Swaps			**$ (237)**	**$ (36)**

***Market price at May 31, 2014**

^Credit rating published by S&P

****Includes interest purchased or sold but not yet collected of $(16)**

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended May 31, 2014. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 5/31/14	Value 5/31/13
T. Rowe Price Reserve Investment Fund, 0.06%	¤	¤	$ 147	$ 385,492	$ 235,827
Totals			$ 147	$ 385,492	$ 235,827

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 385,492
Dividend income	147
Interest income	–
Investment income	$ 147
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Floating Rate Fund
May 31, 2014
($000s, except shares and per share amounts)

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Floating Rate Fund
($000s)

Year Ended 5/31/14
Investment Income (Loss)	
Income	
Interest	$ 149,855
Dividend	145
Other	2,358
Total income	152,358
Expenses	
Investment management and administrative expense	17,642
Administrative fee payment program fees – F Class	1,119
Interest	195
Total expenses	18,956
Net investment income	133,402
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	7,128
Swaps	73
Foreign currency transactions	(5,718)
Net realized gain	1,483
Change in net unrealized gain / loss	
Securities	(8,737)
Swaps	(36)
Other assets and liabilities denominated in foreign currencies	1,173
Change in net unrealized gain / loss	(7,600)
Net realized and unrealized gain / loss	(6,117)
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 127,285**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Floating Rate Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Floating Rate Fund
May 31, 2014

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Floating Rate Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks high current income and, secondarily, capital appreciation. The fund has two classes of shares: the Institutional Floating Rate Fund original share class, referred to in this report as the Institutional Class, offered since January 31, 2008, and the Institutional Floating Rate Fund–F Class (F Class), offered since August 27, 2010. F Class shares are available only through financial advisors and certain third-party intermediaries that have entered into an administrative fee agreement with T. Rowe Price Services, Inc. The F Class participates in a Board-approved administrative fee payment program pursuant to which the fund compensates certain financial intermediaries at a rate of up to 0.10% of average daily net assets (up to 0.15% of average daily net assets for certain defined contribution plans) per year for various shareholder and administrative services they provide to underlying investors. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The F Class pays certain shareholder and administrative expenses in an amount not exceeding 0.15% of the class’s average daily net assets. Investment income and investment management and administrative expense are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance On June 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2014:

There were no material transfers between Levels 1 and 2 during the year ended May 31, 2014.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2014, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2014, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of May 31, 2014, securities valued at $253,000 had been posted by the fund to counter-parties for bilateral derivatives. As of May 31, 2014, collateral pledged by counterparties to the fund for bilateral derivatives consisted of securities valued at $1,732,000.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2014, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 1% and 4% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets, and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2014, the notional amount of protection sold by the fund totaled $12,600,000 (0.3% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2014, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At May 31, 2014, approximately 88% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,382,627,000 and $1,792,526,000, respectively, for the year ended May 31, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended May 31, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2014 and May 31, 2013, totaled $133,615,000 and $104,054,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended May 31, 2014, the fund utilized $5,059,000 of capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At May 31, 2014, 28% of the Institutional Class’s outstanding shares were held by T. Rowe Price funds.

NOTE 7 - BORROWING

The fund may borrow to provide temporary liquidity. The fund, along with several other T. Rowe Price-sponsored mutual funds (collectively, the participating funds), has entered into a $300 million, 364-day, syndicated credit facility (the facility) pursuant to which the participating funds may borrow on a first-come, first-served basis up to the full amount of the facility. Interest is charged to the borrowing fund at a rate equal to 1.00% plus the greater of (a) the Federal Funds rate or (b) the one-month LIBOR. A commitment fee, equal to 0.08% per annum of the average daily undrawn commitment, is allocated to the participating funds based on each fund’s relative net assets; it is accrued daily and paid quarterly. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. During the year ended May 31, 2014, the fund incurred $195,000 in commitment fees. At May 31, 2014, the fund had no borrowings outstanding under the facility, and the undrawn amount of the facility was $300,000,000.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Income Funds, Inc. and
Shareholders of T. Rowe Price Institutional Floating Rate Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Floating Rate Fund (one of the portfolios comprising T. Rowe Price Institutional Income Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 17, 2014

Tax Information (Unaudited) for the Tax Year Ended 5/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $824,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year and year-by-year returns, as well as the fund’s average annualized total returns over the three-year, five-year, and since-inception periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. The Board noted that, under the Advisory Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets that includes investment management services and provides for the Advisor to pay all expenses of the fund’s operations except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Board concluded that, based on the profitability data it reviewed and consistent with this single fee structure, the Advisory Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s single fee structure in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper (for the Institutional Class and F Class). For these purposes, the Board assumed that the fund’s management fee rate was equal to the single fee less the fund’s operating expenses. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio (for both Classes) was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody (1944) 2009 [159]	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, BioMed Realty Trust (2013 to present); Director, Novartis, Inc. (2009 to present); Director, IBM (2007 to present)

Anthony W. Deering (1945) 2002 [159]	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Brixmor Real Estate Investment Trust (2012 to present); Director and Member of the Advisory Board, Deutsche Bank North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to 2012)

Donald W. Dick, Jr. (1943) 2002 [159]	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)

Bruce W. Duncan (1951) 2013 [159]	President, Chief Executive Officer, and Director, First Industrial Realty Trust, owner and operator of industrial properties (2009 to present); Chairman of the Board (2005 to present), Interim Chief Executive Officer (2007), and Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr. (1952) 2013 [159]	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997 to present); Chairman of Compensation Committee and Director, Syniverse Holdings, Inc. (2008 to 2011)

Karen N. Horn (1943) 2003 [159]	Limited Partner and Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present); Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride (1956) 2013 [159]	Former Company Officer and Senior Vice President, Human Resources and Corporate Initiatives, Black & Decker Corporation (2004 to 2010)

Cecilia E. Rouse, Ph.D. (1963) 2013 [159]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (2011 to present); Member, President’s Council of Economic Advisors (2009 to 2011); Chair of Committee on the Status of Minority Groups in the Economic Profession, American Economic Association (2012 to present)

John G. Schreiber (1946) 2002 [159]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc. (2010 to 2013); Director, BXMT (formerly Capital Trust, Inc.), a real estate investment company (2012 to present); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present)

Mark R. Tercek (1957) 2009 [159]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [159]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin (1970) 2010 [54]	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth) Position Held With Institutional Income Funds	Principal Occupation(s)

Jason A. Bauer (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael F. Blandino (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Steven E. Boothe, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian J. Brennan, CFA (1964) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Andrew M. Brooks (1956) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Christopher P. Brown, Jr., CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian E. Burns (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Andrew L. Cohen, CFA (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Associate, Power & Energy/Strategic Investments, Metlife Investments (to 2010)

Michael J. Conelius, CFA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Michael F. Connelly, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Stephen M. Finamore, CPA (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin T. Gerbereux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

David R. Giroux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gregory S. Golczewski (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

Michael J. Grogan, CFA (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gregory K. Hinkle, CPA (1958) Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Steven C. Huber, CFA, FSA (1958) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Arif Husain, CFA (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Director/Head of UK and Euro Fixed Income, AllianceBernstein

Andrew P. Jamison (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul A. Karpers, CFA (1967) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew J. Keirle (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Michael Lambe, CFA (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Robert M. Larkins, CFA (1973) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Martin G. Lee (1963) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Patricia B. Lippert (1953) Secretary	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Paul M. Massaro, CFA (1975) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Andrew C. McCormick (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael J. McGonigle (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Samy B. Muaddi, CFA (1984) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James M. Murphy, CFA (1967) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alexander S. Obaza (1981) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967) Vice President	Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Vice President and Secretary, T. Rowe Price and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Miso Park, CFA (1982) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Credit Analyst, M&G Investments (to 2010)

Vernon A. Reid, Jr. (1954) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Theodore E. Robson, CFA (1965) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian M. Ropp, CPA (1969) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian A. Rubin, CPA (1974) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David A. Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Kimberly A. Stokes (1969) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Thomas E. Tewksbury (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Robert T. Thomas (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Senior Vice President, Moody’s Investors Service (London) (to 2011)

Siby Thomas (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David A. Tiberii, CFA (1965) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Mark J. Vaselkiv (1958) President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Lauren T. Wagandt (1984) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970) Vice President	Vice President, T. Rowe Price

Edward A. Wiese, CFA (1959) Vice President	Director and Vice President, T. Rowe Price Trust Company; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Thea N. Williams (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Zhen Xia (1987) Vice President	Vice President, T. Rowe Price

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,759,000 and $1,794,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 17, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 17, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 17, 2014